GENERAL	12 Months Ended
Dec. 31, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
General

1.	GENERAL

Golar LNG Limited (the “Company” or “Golar”) was incorporated in Hamilton, Bermuda on May 10, 2001 for the purpose of acquiring the liquefied natural gas (“LNG") shipping interests of Osprey Maritime Limited, which was owned by World Shipholding Limited.

Our operations have evolved from LNG shipping, floating regasification, combined cycle gas fired power plants to our current focus on floating liquefaction operations. We design, construct, own and operate marine infrastructure for the liquefaction of natural gas, storage and offloading of LNG. As of December 31, 2024, our fleet was comprised of two floating liquefaction natural gas vessels (“FLNGs”), the FLNG Hilli Episeyo (the “FLNG Hilli”) which is operational and FLNG Gimi (the “FLNG Gimi”), which is moored offshore Mauritania and Senegal, undergoing commissioning activities. We have entered into an Engineering, Procurement and Construction (“EPC”) agreement for our third FLNG vessel, the MKII FLNG. In addition, as of December 31, 2024, we had two remaining LNG carriers, Fuji LNG and Golar Arctic, of which the Fuji LNG is earmarked as the donor vessel for the MKII FLNG conversion.

We are listed on the Nasdaq under the ticker: “GLNG”.

As used herein and unless otherwise required by the context, the terms “Golar”, the “Company”, “we”, “our”, “us” and words of similar import refer to Golar or any one or more of its consolidated subsidiaries, or to all such entities.

Going concern

The consolidated financial statements have been prepared on a going concern basis.

The entry into the MKII FLNG EPC agreement with CIMC Raffles (“CIMC”) in September 2024 has positioned Golar for FLNG growth and development, with significant capital expenditure commitments falling due within the Company's going concern period to March 31, 2026 and extending through to 2028. To ensure we have the necessary liquidity to meet our anticipated capital expenditure commitments, including the FLNG Gimi and MKII FLNG conversion projects, the maturing 2021 Unsecured Bonds, scheduled debt interests and principal payments and working capital requirements over the next twelve months, we are actively undertaking the following measures:

•Refinancing of the existing FLNG Gimi debt facility: We are in the process of refinancing the existing FLNG Gimi debt facility through a sale and leaseback transaction of up to $1.4 billion with multiple financial institutions. On March 20, 2025, we signed financing agreements with financial institutions with credit approvals secured for approximately $1.2 billion. This sale and leaseback refinancing is subject to third-party stakeholder approvals and standard closing conditions which are expected to complete by the end of April 2025; and

•Release of restricted cash in relation to FLNG Hilli: We agreed the release of $60.7 million in restricted cash, which was previously held as cash collateral for a letter of credit issued by a financial institution as a performance guarantee under the Hilli LTA with Perenco and S&H. This cash collateral was otherwise expected to be restricted until the end of the LTA term. This release of the restricted cash is expected to complete in April 2025.

To support our liquidity and ensure we can meet all liabilities as they come due, management approved a cash flow forecast through to March 31, 2026, based on the net proceeds from the sale and leaseback transaction on the FLNG Gimi and the release of $60.7 million in restricted cash. The forecast demonstrates that we are positioned to meet our financial obligations as they fall due. Given Golar’s financial position and favourable market outlook, we may consider opportunities to further strengthen our liquidity position. These initiatives will focus on debt optimization of our FLNG assets on the back of securing long-term charters. In the case of the FLNG Hilli, we plan to evaluate debt optimization and/or refinancing alternatives following the expected conditions precedent fulfilment expected within Q2 2025 under the definitive agreements for a 20-year contract in Argentina announced in July 2024. For the MKII FLNG under conversion, we plan to evaluate asset level debt on the unit once a long-term charter has been concluded. In addition to these initiatives, we may also, subject to favourable market and economic conditions, consider issuance of further corporate debt or equity, refinancing of other existing debts, or the securing of new loans. Our proven track record in successfully refinancing debt and sourcing new capital, driven by the strong fundamentals of our assets, such as long-term contracted cash flows and favourable leverage ratios, reinforces our confidence in these efforts.
While we believe it is probable that we will be able to obtain the funding referred to above, we cannot be certain that these will be executed in the referred timeframe. Further financial flexibility can be obtained in the unlikely event that the aforementioned FLNG charter opportunities or liquidity-enhancing initiatives do not materialize in that timeframe. We have a contractual right, under the EPC of our MK II FLNG conversion project, to place the project on hold or terminate it, upon providing appropriate notice and paying the contractor a fee. This would significantly reduce our future capital expenditure commitments.

Accordingly, we believe that based on our plans, as outlined above, we will have sufficient resources to satisfy our obligations in the ordinary course of business in the period to March 31, 2026.